Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

First Quarter 2013

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 1, 2013

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2012				2013
2013	2012	Change		1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
775	705	10%	U.S. Retirement Solutions and Investment Management Division	705	304	503	668	775
146	72	103%	U.S. Individual Life and Group Insurance Division	72	94	147	87	146
877	597	47%	International Insurance Division	597	678	782	647	877
(314)	(326)	4%	Corporate and other operations	(326)	(225)	(413)	(371)	(314)

1,484	1,048	42%	Total pre-tax adjusted operating income	1,048	851	1,019	1,031	1,484
405	283	43%	Income taxes, applicable to adjusted operating income	283	205	270	233	405

1,079	765	41%	Financial Services Businesses after-tax adjusted operating income	765	646	749	798	1,079

			Reconciling items:
(3,003)	(1,838)	-63%	Realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)
95	234	-59%	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95
(143)	(246)	42%	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)
33	4	725%	Divested businesses	4	24	(685)	60	33
(30)	5	-700%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	5	8	(40)	26	(30)

(3,048)	(1,841)	-66%	Total reconciling items, before income taxes	(1,841)	2,120	(2,018)	(1,598)	(3,048)
(1,240)	(113)	-997%	Income taxes, not applicable to adjusted operating income	(113)	536	(623)	(608)	(1,240)

(1,808)	(1,728)	-5%	Total reconciling items, after income taxes	(1,728)	1,584	(1,395)	(990)	(1,808)

(729)	(963)	24%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(963)	2,230	(646)	(192)	(729)
7	(4)	275%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(4)	(9)	20	(25)	7

(722)	(967)	25%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(967)	2,221	(626)	(217)	(722)
42	11	282%	Earnings attributable to noncontrolling interests	11	15	25	27	42

(680)	(956)	29%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(956)	2,236	(601)	(190)	(680)
1	7	-86%	Income (loss) from discontinued operations, net of taxes	7	8	(1)	3	1

(679)	(949)	28%	Net income (loss) of Financial Services Businesses	(949)	2,244	(602)	(187)	(679)
42	11	282%	Less: Income attributable to noncontrolling interests	11	15	25	27	42

(721)	(960)	25%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(960)	2,229	(627)	(214)	(721)

16.2%	11.4%		Operating Return on Average Equity (based on adjusted operating income)	11.4%	9.5%	10.6%	11.6%	16.2%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
(721)	(960)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(960)	2,229	(627)	(214)	(721)
15	21		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	21	(5)	43	(18)	15

(706)	(939)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(939)	2,224	(584)	(232)	(706)

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted): (1)
2.28	1.61	Financial Services Businesses after-tax adjusted operating income	1.61	1.38	1.59	1.69	2.28

		Reconciling items:
(6.37)	(3.85)	Realized investment gains (losses), net, and related charges and adjustments	(3.85)	4.29	(2.76)	(3.61)	(6.37)
0.20	0.49	Investment gains on trading account assets supporting insurance liabilities, net	0.49	0.01	0.56	0.23	0.20
(0.30)	(0.52)	Change in experience-rated contractholder liabilities due to asset value changes	(0.52)	0.11	(0.54)	(0.20)	(0.30)
0.07	0.01	Divested businesses	0.01	0.05	(1.45)	0.13	0.07
0.02	0.02	Difference in earnings allocated to participating unvested share-based payment awards	0.02	(0.03)	0.02	—	0.02

(6.38)	(3.85)	Total reconciling items, before income taxes	(3.85)	4.43	(4.17)	(3.45)	(6.38)
(2.55)	(0.20)	Income taxes, not applicable to adjusted operating income	(0.20)	1.14	(1.24)	(1.28)	(2.55)

(3.83)	(3.65)	Total reconciling items, after income taxes	(3.65)	3.29	(2.93)	(2.17)	(3.83)

(1.55)	(2.04)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.04)	4.67	(1.34)	(0.48)	(1.55)
—	0.01	Income from discontinued operations, net of taxes	0.01	0.02	—	—	—

(1.55)	(2.03)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.03)	4.69	(1.34)	(0.48)	(1.55)

464.3	469.2	Weighted average number of outstanding Common shares (basic)	469.2	466.1	464.4	462.6	464.3

471.7	477.5	Weighted average number of outstanding Common shares (diluted)	477.5	473.5	471.8	469.9	471.7

4	8	Direct equity adjustments for earnings per share calculation	8	8	4	—	4

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
10	8	Financial Services Businesses after-tax adjusted operating income	8	6	8	7	10
2	—	Income from continuing operations (after-tax) of Financial Services Businesses	—	21	—	7	2

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012, September 30, 2012, December 31, 2012, and March 31, 2013 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,655	3,226	3,013	2,409	2,153
		Long-term debt	21,110	21,030	19,576	18,460	18,009
		Junior Subordinated Long-Term Debt	1,519	1,519	2,519	4,594	5,804

		Attributed Equity:
		Including accumulated other comprehensive income	33,527	36,593	37,189	37,078	38,478
		Excluding accumulated other comprehensive income (3)	26,637	28,687	27,976	27,088	26,265
		Amount included above for foreign currency exchange rate remeasurement (4)	62	1,039	813	(179)	(1,782)

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	70.84	78.14	79.63	79.19	81.96
		Excluding accumulated other comprehensive income (3)	56.28	61.26	59.91	57.86	55.94
		Amount included above for foreign currency exchange rate remeasurement (4)	0.13	2.22	1.74	(0.38)	(3.80)

		Number of diluted shares at end of period (2)	473.3	468.3	467.0	468.2	469.5

		Common Stock Price Range (based on closing price):
60.41	64.65	High	64.65	64.50	58.63	59.89	60.41
54.64	51.30	Low	51.30	44.74	45.46	48.74	54.64
58.99	63.39	Close	63.39	48.43	54.51	53.33	58.99

		Common Stock market capitalization (1)	29,667	22,472	25,184	24,692	27,448

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign exchange remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign exchange remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

OPERATIONS HIGHLIGHTS

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	286.1	289.2	303.1	313.7	323.2
		Retail customers	125.1	131.7	133.9	138.7	143.8
		General account	321.3	331.4	340.7	374.6	373.3

		Total Investment Management and Advisory Services	732.5	752.3	777.7	827.0	840.3
		Non-proprietary assets under management	176.8	176.2	193.0	196.8	180.7

		Total managed by U.S. Retirement Solutions and Investment Management Division	909.3	928.5	970.7	1,023.8	1,021.0
		Managed by U.S. Individual Life and Group Insurance Division	14.8	13.6	13.7	16.4	22.6
		Managed by International Insurance Division	18.8	19.0	20.5	20.1	17.8

		Total assets under management	942.9	961.1	1,004.9	1,060.3	1,061.4
		Client assets under administration	89.2	87.1	88.4	91.9	127.9

		Total assets under management and administration	1,032.1	1,048.2	1,093.3	1,152.2	1,189.3

		Assets managed or administered for customers outside of the United States at end of period	214.6	223.0	237.3	243.8	241.2

		Distribution Representatives (1):
		Prudential Agents	2,603	2,607	2,662	2,615	2,701
		International Life Planners	6,819	6,806	6,929	7,058	7,101
		Gibraltar Life Consultants	12,219	12,031	11,683	11,333	10,252

48	45	Prudential Agent productivity ($ thousands)	45	54	58	64	48

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2012				2013
2013	2012			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
6,329	5,980	6%	Premiums	5,980	6,695	8,263	41,145	6,329
1,425	1,078	32%	Policy charges and fee income	1,078	1,085	1,251	1,183	1,425
2,821	2,500	13%	Net investment income	2,500	2,526	2,631	2,713	2,821
1,259	937	34%	Asset management fees, commissions and other income	937	941	1,107	1,098	1,259

11,834	10,495	13%	Total revenues	10,495	11,247	13,252	46,139	11,834

			Benefits and Expenses (1):
6,332	5,484	15%	Insurance and annuity benefits	5,484	6,404	8,229	40,783	6,332
966	948	2%	Interest credited to policyholders’ account balances	948	971	941	944	966
327	308	6%	Interest expense	308	311	311	313	327
(864)	(809)	-7%	Deferral of acquisition costs	(809)	(911)	(882)	(932)	(864)
475	406	17%	Amortization of acquisition costs	406	513	466	581	475
3,114	3,110	0%	General and administrative expenses	3,110	3,108	3,168	3,419	3,114

10,350	9,447	10%	Total benefits and expenses	9,447	10,396	12,233	45,108	10,350

1,484	1,048	42%	Adjusted operating income before income taxes	1,048	851	1,019	1,031	1,484

			Reconciling items:
(3,305)	(2,716)	-22%	Realized investment gains (losses), net, and related adjustments	(2,716)	3,058	(1,951)	(2,057)	(3,305)
302	878	-66%	Related charges	878	(1,028)	648	359	302

(3,003)	(1,838)	-63%	Total realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)

95	234	-59%	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95
(143)	(246)	42%	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)
33	4	725%	Divested businesses	4	24	(685)	60	33
(30)	5	-700%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	5	8	(40)	26	(30)

(3,048)	(1,841)	-66%	Total reconciling items, before income taxes	(1,841)	2,120	(2,018)	(1,598)	(3,048)

(1,564)	(793)	-97%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(793)	2,971	(999)	(567)	(1,564)
(835)	170	-591%	Income tax expense (benefit)	170	741	(353)	(375)	(835)

(729)	(963)	24%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(963)	2,230	(646)	(192)	(729)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	03/31/2012	06/30/2012	09/30/2012	12/31/2012	03/31/2013

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $195,582; $202,699; $208,474; $236,517; $232,366)	208,419	217,232	226,015	254,917	254,222
Fixed maturities, held to maturity, at amortized cost (fair value $5,006; $5,041; $5,018; $4,511; $4,186)	4,775	4,771	4,720	4,268	3,878
Trading account assets supporting insurance liabilities, at fair value	19,679	19,729	20,132	20,590	20,890
Other trading account assets, at fair value	4,860	5,349	5,610	6,053	6,584
Equity securities, available for sale, at fair value (cost $4,041; $4,188; $4,253; $4,302; $4,070)	4,629	4,651	4,821	5,052	5,315
Commercial mortgage and other loans	26,205	26,643	27,057	27,125	28,744
Policy loans	6,191	6,291	6,551	6,455	6,861
Other long-term investments	5,517	5,655	6,133	8,016	7,689
Short-term investments	7,196	8,253	7,825	5,186	4,700

Total investments	287,471	298,574	308,864	337,662	338,883
Cash and cash equivalents	12,980	13,390	13,102	17,546	14,023
Accrued investment income	2,147	2,180	2,230	2,534	2,523
Deferred policy acquisition costs	13,008	12,612	13,250	13,688	13,968
Value of business acquired	3,553	3,510	3,516	3,248	4,167
Other assets	12,109	11,496	11,901	11,376	13,462
Separate account assets	236,567	235,268	247,510	253,254	266,308

Total assets	567,835	577,030	600,373	639,308	653,334

Liabilities:
Future policy benefits	116,721	123,555	132,209	165,212	160,290
Policyholders’ account balances	128,038	128,423	130,227	128,987	132,913
Securities sold under agreements to repurchase	3,806	4,656	4,662	3,436	3,679
Cash collateral for loaned securities	2,226	2,247	2,442	2,864	2,375
Income taxes	8,097	9,081	9,323	9,058	8,501
Senior short-term debt	3,655	3,226	3,013	2,409	2,153
Senior long-term debt	21,110	21,030	19,576	18,460	18,009
Junior subordinated long-term debt	1,519	1,519	2,519	4,594	5,804
Notes issued by consolidated variable interest entities	537	537	636	1,577	1,896
Other liabilities	11,436	10,286	10,376	11,663	12,225
Separate account liabilities	236,567	235,268	247,510	253,254	266,308

Total liabilities	533,712	539,828	562,493	601,514	614,153

Attributed Equity:
Accumulated other comprehensive income	6,890	7,906	9,213	9,990	12,213
Other attributed equity	26,637	28,687	27,976	27,088	26,265

Total attributed equity	33,527	36,593	37,189	37,078	38,478

Noncontrolling Interest	596	609	691	716	703

Total Equity	34,123	37,202	37,880	37,794	39,181

Total liabilities and equity	567,835	577,030	600,373	639,308	653,334

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,329	145	1,279	4,914	(9)
Policy charges and fee income	1,425	619	657	159	(10)
Net investment income	2,821	1,160	473	1,093	95
Asset management fees, commissions and other income	1,259	1,154	148	184	(227)

Total revenues	11,834	3,078	2,557	6,350	(151)

Benefits and Expenses (1):
Insurance and annuity benefits	6,332	524	1,605	4,203	—
Interest credited to policyholders’ account balances	966	506	193	267	—
Interest expense	327	33	96	1	197
Deferral of acquisition costs	(864)	(235)	(220)	(427)	18
Amortization of acquisition costs	475	145	73	270	(13)
General and administrative expenses	3,114	1,330	664	1,159	(39)

Total benefits and expenses	10,350	2,303	2,411	5,473	163

Adjusted operating income (loss) before income taxes	1,484	775	146	877	(314)

	Three Months Ended March 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,980	116	1,269	4,605	(10)
Policy charges and fee income	1,078	544	391	152	(9)
Net investment income	2,500	999	400	1,014	87
Asset management fees, commissions and other income	937	973	107	46	(189)

Total revenues	10,495	2,632	2,167	5,817	(121)

Benefits and Expenses (1):
Insurance and annuity benefits	5,484	251	1,473	3,752	8
Interest credited to policyholders’ account balances	948	544	133	278	(7)
Interest expense	308	35	77	1	195
Deferral of acquisition costs	(809)	(265)	(89)	(470)	15
Amortization of acquisition costs	406	97	57	260	(8)
General and administrative expenses	3,110	1,265	444	1,399	2

Total benefits and expenses	9,447	1,927	2,095	5,220	205

Adjusted operating income (loss) before income taxes	1,048	705	72	597	(326)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	338,883	122,098	45,416	158,035	13,334
Deferred policy acquisition costs	13,968	4,432	3,497	6,289	(250)
Other assets	34,175	11,496	8,991	10,369	3,319
Separate account assets	266,308	225,432	41,780	1,617	(2,521)

Total assets	653,334	363,458	99,684	176,310	13,882

Liabilities:
Future policy benefits	160,290	52,587	12,907	91,523	3,273
Policyholders’ account balances	132,913	55,817	25,981	51,110	5
Debt	25,966	5,523	8,481	43	11,919
Other liabilities	28,676	7,332	6,038	12,857	2,449
Separate account liabilities	266,308	225,432	41,780	1,617	(2,521)

Total liabilities	614,153	346,691	95,187	157,150	15,125

Attributed Equity:
Accumulated other comprehensive income (loss)	12,213	2,222	1,545	9,660	(1,214)
Other attributed equity	26,265	13,841	2,952	9,491	(19)

Total attributed equity	38,478	16,063	4,497	19,151	(1,233)

Noncontrolling Interest	703	704	—	9	(10)

Total Equity	39,181	16,767	4,497	19,160	(1,243)

Total liabilities and equity	653,334	363,458	99,684	176,310	13,882

	As of December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	337,662	124,654	36,648	164,144	12,216
Deferred policy acquisition costs	13,688	4,036	3,298	6,589	(235)
Other assets	34,704	13,958	6,422	11,506	2,818
Separate account assets	253,254	214,416	39,757	1,555	(2,474)

Total assets	639,308	357,064	86,125	183,794	12,325

Liabilities:
Future policy benefits	165,212	54,799	10,252	96,874	3,287
Policyholders’ account balances	128,987	56,282	18,518	54,172	15
Debt	25,463	4,969	8,428	38	12,028
Other liabilities	28,598	9,308	5,172	13,016	1,102
Separate account liabilities	253,254	214,416	39,757	1,555	(2,474)

Total liabilities	601,514	339,774	82,127	165,655	13,958

Attributed Equity:
Accumulated other comprehensive income (loss)	9,990	2,541	1,728	7,359	(1,638)
Other attributed equity	27,088	14,023	2,270	10,776	19

Total attributed equity	37,078	16,564	3,998	18,135	(1,619)

Noncontrolling Interest	716	726	—	4	(14)

Total Equity	37,794	17,290	3,998	18,139	(1,633)

Total liabilities and equity	639,308	357,064	86,125	183,794	12,325

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2013				As of December 31, 2012
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	748	4,404	5,804	10,956	668	5,381	4,594	10,643
Operating Debt - Investment related	475	9,608	—	10,083	1,258	9,203	—	10,461
Operating Debt - Specified businesses	930	3,997	—	4,927	483	3,876	—	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,153	18,009	5,804	25,966	2,409	18,460	4,594	25,463

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,675	—	1,750	75	1,675	—	1,750

Total debt	75	1,675	—	1,750	75	1,675	—	1,750

	As of March 31, 2013				As of December 31, 2012
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,501	1,042	413	10,956	9,149	1,042	452	10,643
Operating Debt - Investment related	6,521	350	3,212	10,083	6,955	293	3,213	10,461
Operating Debt - Specified businesses	3,045	1,733	149	4,927	2,740	1,468	151	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	19,067	3,125	3,774	25,966	18,844	2,803	3,816	25,463

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for March 31, 2013 and December 31, 2012, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2012				2013
2013	2012			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
145	116	25%	Premiums	116	248	161	31,979	145
619	544	14%	Policy charges and fee income	544	556	584	598	619
1,160	999	16%	Net investment income	999	983	1,002	1,096	1,160
1,154	973	19%	Asset management fees, commissions and other income	973	929	1,087	1,121	1,154

3,078	2,632	17%	Total revenues	2,632	2,716	2,834	34,794	3,078

			Benefits and Expenses (1):
524	251	109%	Insurance and annuity benefits	251	611	736	32,292	524
506	544	-7%	Interest credited to policyholders’ account balances	544	568	504	531	506
33	35	-6%	Interest expense	35	39	37	33	33
(235)	(265)	11%	Deferral of acquisition costs	(265)	(288)	(305)	(233)	(235)
145	97	49%	Amortization of acquisition costs	97	168	(20)	166	145
1,330	1,265	5%	General and administrative expenses	1,265	1,314	1,379	1,337	1,330

2,303	1,927	20%	Total benefits and expenses	1,927	2,412	2,331	34,126	2,303

775	705	10%	Adjusted operating income before income taxes	705	304	503	668	775

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	145	24	121	—
Policy charges and fee income	619	571	48	—
Net investment income	1,160	176	966	18
Asset management fees, commissions and other income	1,154	297	201	656

Total revenues	3,078	1,068	1,336	674

Benefits and Expenses (1):
Insurance and annuity benefits	524	42	482	—
Interest credited to policyholders’ account balances	506	118	388	—
Interest expense	33	23	7	3
Deferral of acquisition costs	(235)	(223)	(5)	(7)
Amortization of acquisition costs	145	134	5	6
General and administrative expenses	1,330	602	231	497

Total benefits and expenses	2,303	696	1,108	499

Adjusted operating income before income taxes	775	372	228	175

	Three Months Ended March 31, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	116	27	89	—
Policy charges and fee income	544	494	50	—
Net investment income	999	197	779	23
Asset management fees, commissions and other income	973	240	189	544

Total revenues	2,632	958	1,107	567

Benefits and Expenses (1):
Insurance and annuity benefits	251	(45)	296	—
Interest credited to policyholders’ account balances	544	117	427	—
Interest expense	35	28	4	3
Deferral of acquisition costs	(265)	(254)	(4)	(7)
Amortization of acquisition costs	97	86	5	6
General and administrative expenses	1,265	605	223	437

Total benefits and expenses	1,927	537	951	439

Adjusted operating income before income taxes	705	421	156	128

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
131,608	109,743	Beginning total account value	109,743	120,276	120,326	128,949	131,608
4,208	4,943	Sales	4,943	5,344	5,912	3,778	4,208
(1,776)	(1,676)	Surrenders and withdrawals	(1,676)	(1,626)	(1,579)	(1,765)	(1,776)

2,432	3,267	Net sales	3,267	3,718	4,333	2,013	2,432
(310)	(285)	Benefit payments	(285)	(288)	(283)	(313)	(310)

2,122	2,982	Net flows	2,982	3,430	4,050	1,700	2,122
6,039	8,171	Change in market value, interest credited, and other	8,171	(2,742)	5,264	1,687	6,039
(735)	(620)	Policy charges	(620)	(638)	(691)	(728)	(735)

139,034	120,276	Ending total account value	120,276	120,326	128,949	131,608	139,034

		Fixed Annuities:
3,734	3,792	Beginning total account value	3,792	3,778	3,768	3,756	3,734
16	16	Sales	16	14	14	11	16
(41)	(43)	Surrenders and withdrawals	(43)	(34)	(35)	(48)	(41)

(25)	(27)	Net redemptions	(27)	(20)	(21)	(37)	(25)
(71)	(83)	Benefit payments	(83)	(62)	(68)	(68)	(71)

(96)	(110)	Net flows	(110)	(82)	(89)	(105)	(96)
77	96	Interest credited and other	96	73	78	83	77
(1)	—	Policy charges	—	(1)	(1)	—	(1)

3,714	3,778	Ending total account value	3,778	3,768	3,756	3,734	3,714

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
703	764	Insurance Agents	764	799	903	557	703
923	1,233	Wirehouses	1,233	1,299	1,471	929	923
1,935	2,103	Independent Financial Planners	2,103	2,338	2,706	1,661	1,935
663	859	Bank Distribution	859	922	846	642	663

4,224	4,959	Total	4,959	5,358	5,926	3,789	4,224

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
11,564	12,830	Beginning balance	12,830	12,277	12,355	11,929	11,564
488	548	Premiums and deposits	548	662	674	476	488
(268)	(278)	Surrenders and withdrawals	(278)	(253)	(239)	(288)	(268)

220	270	Net sales	270	409	435	188	220
(89)	(101)	Benefit payments	(101)	(84)	(86)	(86)	(89)

131	169	Net flows	169	325	349	102	131
86	96	Interest credited and other	96	111	97	70	86
(632)	(818)	Net transfers to separate account	(818)	(357)	(871)	(537)	(632)
(1)	—	Policy charges	—	(1)	(1)	—	(1)

11,148	12,277	Ending balance	12,277	12,355	11,929	11,564	11,148

		Account Values in Separate Account:
123,778	100,705	Beginning balance	100,705	111,777	111,739	120,776	123,778
3,736	4,411	Premiums and deposits	4,411	4,696	5,252	3,313	3,736
(1,549)	(1,441)	Surrenders and withdrawals	(1,441)	(1,407)	(1,375)	(1,525)	(1,549)

2,187	2,970	Net sales	2,970	3,289	3,877	1,788	2,187
(292)	(267)	Benefit payments	(267)	(266)	(265)	(295)	(292)

1,895	2,703	Net flows	2,703	3,023	3,612	1,493	1,895
6,030	8,171	Change in market value, interest credited and other	8,171	(2,780)	5,245	1,700	6,030
632	818	Net transfers from general account	818	357	871	537	632
(735)	(620)	Policy charges	(620)	(638)	(691)	(728)	(735)

131,600	111,777	Ending balance	111,777	111,739	120,776	123,778	131,600

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2012				2013
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	8,724	8,368	8,224	7,947	7,764
Guaranteed minimum withdrawal benefits	1,066	984	980	947	945
Guaranteed minimum income benefits	3,874	3,603	3,631	3,556	3,639
Guaranteed minimum withdrawal & income benefits	81,156	83,110	91,366	94,804	101,688

Total	94,820	96,065	104,201	107,254	114,036

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	78,622	80,811	88,672	91,954	98,362
Account Values without Auto-Rebalancing Feature	16,198	15,254	15,529	15,300	15,674

Total	94,820	96,065	104,201	107,254	114,036

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,650	3,938	3,013	3,145	2,435
Net Amount at Risk without Auto-Rebalancing Feature	1,652	2,008	1,701	1,663	1,346

Total	4,302	5,946	4,714	4,808	3,781

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2012				2013
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	86,442	87,311	94,401	96,951	102,944
Net amount at risk	963	1,390	850	769	584
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,685	30,037	31,510	31,687	33,046
Net amount at risk	4,173	4,975	4,268	4,207	3,574

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	78,622	80,811	88,672	91,954	98,362
Account Values without Auto-Rebalancing Feature	38,505	36,537	37,239	36,684	37,628

Total	117,127	117,348	125,911	128,638	135,990

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	995	1,596	983	958	715
Net Amount at Risk without Auto-Rebalancing Feature	4,141	4,769	4,135	4,018	3,443

Total	5,136	6,365	5,118	4,976	4,158

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
148,405	139,430	Beginning total account value	139,430	145,991	142,405	146,934	148,405
5,679	4,646	Deposits and sales	4,646	4,363	3,478	3,903	5,679
(4,676)	(7,103)	Withdrawals and benefits	(7,103)	(3,671)	(4,063)	(4,386)	(4,676)
6,972	9,018	Change in market value, interest credited, interest income and other activity (1)	9,018	(4,278)	5,114	1,954	6,972

156,380	145,991	Ending total account value	145,991	142,405	146,934	148,405	156,380

1,003	(2,457)	Net additions (withdrawals)	(2,457)	692	(585)	(483)	1,003

		Stable value account values included above	41,169	41,634	42,044	42,836	43,065

		Institutional Investment Products:
141,435	90,089	Beginning total account value	90,089	93,853	102,443	104,646	141,435
3,845	4,399	Additions (2)	4,399	8,457	2,957	39,192	3,845
(2,319)	(1,538)	Withdrawals and benefits (3)	(1,538)	(2,832)	(1,539)	(2,586)	(2,319)
202	928	Change in market value, interest credited and interest income	928	1,562	1,509	788	202
(152)	(25)	Other (4)	(25)	1,403	(724)	(605)	(152)

143,011	93,853	Ending total account value (5)	93,853	102,443	104,646	141,435	143,011

1,526	2,861	Net additions	2,861	5,625	1,418	36,606	1,526

(1)	Includes $(1.4) billion for the three months ended June 30, 2012, representing the divestiture of bank deposits previously held by Prudential Bank & Trust, as a result of the Company’s decision to limit its operations to trust services.
(2)	Includes $1,008 million for the three months ended December 31, 2012, representing transfers of client balances from externally managed accounts to accounts managed by Prudential. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	Includes $(7) million, $(886) million, and $(9) million, and $(4) million for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, and March 31, 2013, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(4)	“Other” activity includes transfers to externally/(internally) managed accounts of $7 million, $886 million, $9 million, $(1,008) million, and $4 million for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012, and March 31, 2013, respectively. These transfers are offset in withdrawals/(additions) discussed above in notes 2 & 3. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.
(5)	Ending total account values for Institutional Investment Products business includes $1.5 billion as of March 31, 2012, June 30, 2012, and September 30, 2012, and $1.9 billion as of December 31, 2012 and March 31, 2013, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2012				2013
2013	2012	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
451	403	12%	Asset management fees	403	407	424	433	451
65	30	117%	Other related revenues	30	(25)	113	89	65
158	134	18%	Service, distribution and other revenues	134	124	117	149	158

674	567	19%	Total Asset Management segment revenues	567	506	654	671	674

			Analysis of asset management fees by source:
203	190	7%	Institutional customers	190	190	194	201	203
145	121	20%	Retail customers	121	124	132	132	145
103	92	12%	General account	92	93	98	100	103

451	403	12%	Total asset management fees	403	407	424	433	451

Supplementary Assets Under Management Information (in billions):
	March 31, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.6	234.7	31.9	323.2
Retail customers	94.2	47.6	2.0	143.8
General account	7.8	364.0	1.5	373.3

Total	158.6	646.3	35.4	840.3

	March 31, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	53.3	203.0	29.8	286.1
Retail customers	83.9	39.8	1.4	125.1
General account	9.2	310.7	1.4	321.3

Total	146.4	553.5	32.6	732.5

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
274.6	234.2	Beginning assets under management	234.2	247.5	251.4	263.8	274.6
14.4	14.1	Additions	14.1	11.2	12.7	20.8	14.4
(7.5)	(8.7)	Withdrawals	(8.7)	(11.2)	(9.3)	(12.4)	(7.5)
1.9	7.7	Change in market value	7.7	3.7	8.9	2.8	1.9
(0.2)	0.1	Net money market flows	0.1	0.1	0.1	(0.1)	(0.2)
(0.3)	0.1	Other (1)	0.1	0.1	—	(0.3)	(0.3)

282.9	247.5	Ending assets under management	247.5	251.4	263.8	274.6	282.9
40.3	38.6	Affiliated institutional assets under management	38.6	37.8	39.3	39.1	40.3

323.2	286.1	Total assets managed for institutional customers at end of period	286.1	289.2	303.1	313.7	323.2

6.9	5.4	Net institutional additions, excluding money market activity	5.4	—	3.4	8.4	6.9

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
91.1	69.6	Beginning assets under management	69.6	81.1	81.1	87.8	91.1
10.9	9.4	Additions	9.4	9.5	8.0	10.1	10.9
(9.1)	(6.1)	Withdrawals	(6.1)	(5.9)	(5.5)	(6.7)	(9.1)
5.0	8.2	Change in market value	8.2	(3.6)	4.3	(0.1)	5.0
—	—	Net money market flows	—	—	(0.1)	—	—
—	—	Other	—	—	—	—	—

97.9	81.1	Ending assets under management	81.1	81.1	87.8	91.1	97.9
45.9	44.0	Affiliated retail assets under management	44.0	50.6	46.1	47.6	45.9

143.8	125.1	Total assets managed for retail customers at end of period	125.1	131.7	133.9	138.7	143.8

1.8	3.3	Net retail additions, excluding money market activity	3.3	3.6	2.5	3.4	1.8

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2012				2013
2013	2012	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,279	1,269	1%	Premiums	1,269	1,290	1,295	1,274	1,279
657	391	68%	Policy charges and fee income	391	389	537	439	657
473	400	18%	Net investment income	400	402	409	408	473
148	107	38%	Asset management fees, commissions and other income	107	114	127	117	148

2,557	2,167	18%	Total revenues	2,167	2,195	2,368	2,238	2,557

			Benefits and Expenses (1):
1,605	1,473	9%	Insurance and annuity benefits	1,473	1,452	1,433	1,411	1,605
193	133	45%	Interest credited to policyholders’ account balances	133	139	139	146	193
96	77	25%	Interest expense	77	80	83	83	96
(220)	(89)	-147%	Deferral of acquisition costs	(89)	(100)	(103)	(199)	(220)
73	57	28%	Amortization of acquisition costs	57	77	210	80	73
664	444	50%	General and administrative expenses	444	453	459	630	664

2,411	2,095	15%	Total benefits and expenses	2,095	2,101	2,221	2,151	2,411

146	72	103%	Adjusted operating income before income taxes	72	94	147	87	146

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2013
	Total
	U.S. Individual Life & Group Insurance	Individual	Group
	Division	Life	Insurance
Revenues (1):
Premiums	1,279	193	1,086
Policy charges and fee income	657	515	142
Net investment income	473	330	143
Asset management fees, commissions and other income	148	117	31

Total revenues	2,557	1,155	1,402

Benefits and Expenses (1):
Insurance and annuity benefits	1,605	468	1,137
Interest credited to policyholders’ account balances	193	136	57
Interest expense	96	94	2
Deferral of acquisition costs	(220)	(220)	—
Amortization of acquisition costs	73	71	2
General and administrative expenses	664	469	195

Total benefits and expenses	2,411	1,018	1,393

Adjusted operating income before income taxes	146	137	9

	Three Months Ended March 31, 2012
	Total
	U.S. Individual Life & Group Insurance	Individual	Group
	Division	Life	Insurance
Revenues (1):
Premiums	1,269	175	1,094
Policy charges and fee income	391	265	126
Net investment income	400	254	146
Asset management fees, commissions and other income	107	82	25

Total revenues	2,167	776	1,391

Benefits and Expenses (1):
Insurance and annuity benefits	1,473	294	1,179
Interest credited to policyholders’ account balances	133	77	56
Interest expense	77	77	—
Deferral of acquisition costs	(89)	(89)	—
Amortization of acquisition costs	57	56	1
General and administrative expenses	444	249	195

Total benefits and expenses	2,095	664	1,431

Adjusted operating income (loss) before income taxes	72	112	(40)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

9	4	Variable life	4	5	4	8	9
157	34	Universal life	34	42	52	90	157
50	41	Term life	41	44	42	46	50

216	79	Total	79	91	98	144	216

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

25	20	Prudential Agents	20	24	22	24	25
191	59	Third party distribution	59	67	76	120	191

216	79	Total	79	91	98	144	216

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
10,583	9,500	Beginning balance	9,500	9,792	10,021	10,058	10,583
1,108	480	Premiums and deposits	480	502	506	709	1,108
(240)	(196)	Surrenders and withdrawals	(196)	(220)	(209)	(213)	(240)

868	284	Net sales	284	282	297	496	868
(133)	(57)	Benefit payments	(57)	(65)	(53)	(59)	(133)

735	227	Net flows	227	217	244	437	735
276	88	Interest credited and other	88	28	(195)	111	276
88	70	Net transfers from separate account	70	78	68	84	88
(340)	(93)	Policy charges	(93)	(94)	(80)	(107)	(340)
8,684	—	Acquisition	—	—	—	—	8,684

20,026	9,792	Ending balance	9,792	10,021	10,058	10,583	20,026

		Separate Account Liabilities:
17,817	16,491	Beginning balance	16,491	17,842	17,113	17,835	17,817
305	208	Premiums and deposits	208	211	212	218	305
(233)	(145)	Surrenders and withdrawals	(145)	(130)	(148)	(154)	(233)

72	63	Net sales	63	81	64	64	72
(41)	(7)	Benefit payments	(7)	(8)	(8)	(7)	(41)

31	56	Net flows	56	73	56	57	31
1,487	1,530	Change in market value, interest credited and other	1,530	(562)	895	173	1,487
(88)	(70)	Net transfers to general account	(70)	(78)	(68)	(84)	(88)
(243)	(165)	Policy charges	(165)	(162)	(161)	(164)	(243)
5,607	—	Acquisition	—	—	—	—	5,607

24,611	17,842	Ending balance	17,842	17,113	17,835	17,817	24,611

		FACE AMOUNT IN FORCE (3):

		Variable life	113,118	111,530	111,159	110,218	175,851
		Universal life	42,751	45,161	47,943	53,092	130,182
		Term life	483,890	491,724	499,051	506,868	597,272

		Total	639,759	648,415	658,153	670,178	903,305

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
303	170	Cash value of surrenders	170	155	165	169	303
3.1%	2.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.8%	2.5%	2.6%	2.6%	3.1%

		Death benefits per $1,000 of in force (1):
4.35	4.35	Variable and universal life	4.35	5.90	4.38	4.17	4.35
1.29	1.42	Term life	1.42	2.08	1.00	1.36	1.29
3.10	2.86	Total, Individual Life Insurance	2.86	3.89	2.60	2.69	3.10

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
148	211	Group life	211	24	18	51	148
45	81	Group disability	81	19	28	7	45

193	292	Total	292	43	46	58	193

		Future Policy Benefits (1):
		Group life	2,325	2,300	2,231	2,385	2,297
		Group disability	37	28	17	4	34

		Total	2,362	2,328	2,248	2,389	2,331

		Policyholders’ Account Balances (1):
		Group life	7,188	7,310	7,522	7,726	7,657
		Group disability	168	182	193	209	212

		Total	7,356	7,492	7,715	7,935	7,869

		Separate Account Liabilities (1):
		Group life	19,826	19,506	20,110	21,940	23,076
		Group disability	—	—	—	—	—

		Total	19,826	19,506	20,110	21,940	23,076

		Group Life Insurance:
1,074	1,064	Gross premiums, policy charges and fee income (2)	1,064	1,015	1,019	1,079	1,074
997	990	Earned premiums, policy charges and fee income	990	989	1,010	994	997
92.2%	95.4%	Benefits ratio	95.4%	88.6%	90.7%	89.0%	92.2%
9.2%	9.1%	Administrative operating expense ratio	9.1%	9.9%	9.2%	11.8%	9.2%
		Persistency ratio	95.4%	95.0%	94.5%	94.0%	95.0%

		Group Disability Insurance:
240	232	Gross premiums, policy charges and fee income (2)	232	245	239	243	240
231	230	Earned premiums, policy charges and fee income	230	232	231	232	231
94.4%	102.2%	Benefits ratio	102.2%	97.4%	93.9%	98.7%	94.4%
26.7%	25.9%	Administrative operating expense ratio	25.9%	23.3%	23.8%	28.4%	26.7%
		Persistency ratio	93.9%	91.6%	90.5%	89.3%	91.7%

(1)	As of end of period.
(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,829	2,390	Beginning balance	2,390	3,252	2,619	3,457	3,829
223	254	Capitalization	254	274	288	200	223
(134)	(86)	Amortization - operating results	(86)	(157)	36	(131)	(134)
271	675	Amortization - realized investment gains and losses	675	(747)	518	288	271
34	19	Impact of unrealized (gains) or losses on AFS securities	19	(3)	(4)	15	34
—	—	Other	—	—	—	—	—

4,223	3,252	Ending balance	3,252	2,619	3,457	3,829	4,223

		INDIVIDUAL LIFE INSURANCE:
3,116	3,192	Beginning balance	3,192	3,242	3,238	2,994	3,116
220	89	Capitalization	89	100	103	144	220
(71)	(56)	Amortization - operating results	(56)	(76)	(209)	(78)	(71)
2	—	Amortization - realized investment gains and losses	—	—	—	—	2
50	17	Impact of unrealized (gains) or losses on AFS securities	17	(28)	(138)	56	50

3,317	3,242	Ending balance	3,242	3,238	2,994	3,116	3,317

		GROUP INSURANCE:
182	132	Beginning balance	132	131	130	129	182
—	—	Capitalization	—	—	—	55	—
(2)	(1)	Amortization - operating results	(1)	(1)	(1)	(2)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

180	131	Ending balance	131	130	129	182	180

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,357	1,000	Beginning balance	1,000	1,306	1,032	1,275	1,357
16	82	Capitalization	82	88	70	18	16
(54)	(45)	Amortization - operating results	(45)	(68)	(2)	(50)	(54)
92	262	Amortization - realized investment gains and losses	262	(295)	172	107	92
14	7	Impact of unrealized losses on AFS securities	7	1	3	7	14
—	—	Other	—	—	—	—	—

1,425	1,306	Ending balance	1,306	1,032	1,275	1,357	1,425

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2012				2013
2013	2012	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
4,914	4,605	7%	Premiums	4,605	5,164	6,814	7,901	4,914
159	152	5%	Policy charges and fee income	152	150	139	156	159
1,093	1,014	8%	Net investment income	1,014	1,030	1,119	1,105	1,093
184	46	300%	Asset management fees, commissions and other income	46	62	82	47	184

6,350	5,817	9%	Total revenues	5,817	6,406	8,154	9,209	6,350

			Benefits and Expenses (1):
4,203	3,752	12%	Insurance and annuity benefits	3,752	4,303	5,982	7,068	4,203
267	278	-4%	Interest credited to policyholders’ account balances	278	270	303	271	267
1	1	0%	Interest expense	1	(1)	1	2	1
(427)	(470)	9%	Deferral of acquisition costs	(470)	(542)	(494)	(518)	(427)
270	260	4%	Amortization of acquisition costs	260	284	279	350	270
1,159	1,399	-17%	General and administrative expenses	1,399	1,414	1,301	1,389	1,159

5,473	5,220	5%	Total benefits and expenses	5,220	5,728	7,372	8,562	5,473

877	597	47%	Adjusted operating income before income taxes	597	678	782	647	877

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,914	1,890	3,024
Policy charges and fee income	159	90	69
Net investment income	1,093	403	690
Asset management fees, commissions and other income	184	60	124

Total revenues	6,350	2,443	3,907

Benefits and Expenses (1):
Insurance and annuity benefits	4,203	1,591	2,612
Interest credited to policyholders’ account balances	267	69	198
Interest expense	1	1	—
Deferral of acquisition costs	(427)	(210)	(217)
Amortization of acquisition costs	270	120	150
General and administrative expenses	1,159	450	709

Total benefits and expenses	5,473	2,021	3,452

Adjusted operating income before income taxes	877	422	455

	Three Months Ended March 31, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,605	1,826	2,779
Policy charges and fee income	152	94	58
Net investment income	1,014	386	628
Asset management fees, commissions and other income	46	11	35

Total revenues	5,817	2,317	3,500

Benefits and Expenses (1):
Insurance and annuity benefits	3,752	1,490	2,262
Interest credited to policyholders’ account balances	278	68	210
Interest expense	1	—	1
Deferral of acquisition costs	(470)	(212)	(258)
Amortization of acquisition costs	260	126	134
General and administrative expenses	1,399	463	936

Total benefits and expenses	5,220	1,935	3,285

Adjusted operating income before income taxes	597	382	215

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2012				2013
2013	2012		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,559	1,531	Japan, excluding Gibraltar Life	1,531	1,393	1,416	1,389	1,559
3,093	2,837	Gibraltar Life	2,837	3,530	5,143	6,229	3,093
421	389	All other countries	389	391	394	439	421

5,073	4,757	Total	4,757	5,314	6,953	8,057	5,073

		Annualized new business premiums:
249	305	Japan, excluding Gibraltar Life	305	316	181	190	249
459	469	Gibraltar Life	469	762	680	813	459
96	89	All other countries	89	86	93	94	96

804	863	Total	863	1,164	954	1,097	804

		Annualized new business premiums by distribution channel:
345	394	Life Planners	394	402	274	284	345
204	193	Gibraltar Life Consultants	193	316	208	213	204
209	193	Banks	193	261	433	547	209
46	83	Independent Agency	83	185	39	53	46

804	863	Total	863	1,164	954	1,097	804

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,736	1,526	Japan, excluding Gibraltar Life	1,526	1,394	1,398	1,405	1,736
3,395	2,771	Gibraltar Life	2,771	3,559	5,076	6,252	3,395
402	377	All other countries	377	390	388	421	402

5,533	4,674	Total	4,674	5,343	6,862	8,078	5,533

		Annualized new business premiums:
280	306	Japan, excluding Gibraltar Life	306	316	178	192	280
488	459	Gibraltar Life	459	769	670	806	488
92	85	All other countries	85	86	93	91	92

860	850	Total	850	1,171	941	1,089	860

		Annualized new business premiums by distribution channel:
372	391	Life Planners	391	402	271	283	372
217	189	Gibraltar Life Consultants	189	318	203	212	217
223	190	Banks	190	261	429	542	223
48	80	Independent Agency	80	190	38	52	48

860	850	Total	850	1,171	941	1,089	860

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2012				2013
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	350	354	356	359	364
Gibraltar Life	400	400	406	411	414
All other countries	105	105	106	107	108

Total	855	859	868	877	886

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,725	2,773	2,794	2,825	2,880
Gibraltar Life	7,448	7,417	7,432	7,449	7,417
All other countries	1,606	1,624	1,643	1,662	1,680

Total	11,779	11,814	11,869	11,936	11,977

International life insurance policy persistency: (3)

Excluding Gibraltar Life:
13 months	93.0%	93.0%	93.0%	93.0%	93.0%
25 months	85.2%	85.4%	85.7%	86.1%	86.3%

Gibraltar Life:
13 months	93.0%	90.6%	90.4%	89.7%	89.4%
25 months	85.8%	81.6%	82.0%	82.4%	82.2%

Number of Life Planners at end of period:
Japan	3,165	3,116	3,169	3,216	3,284
All other countries	3,654	3,690	3,760	3,842	3,817

Total life planners	6,819	6,806	6,929	7,058	7,101

Gibraltar Life Consultants	12,219	12,031	11,683	11,333	10,252

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Excludes Star/Edison business for 1Q 2012.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2013				December 31, 2012
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses

			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	252,260	28,815	223,445	67.5%	254,096	28,790	225,306	68.2%
Public, held-to-maturity, at amortized cost	2,873	—	2,873	0.9%	3,116	—	3,116	0.9%
Private, available-for-sale, at fair value	47,754	17,345	30,409	9.2%	46,875	17,629	29,246	8.8%
Private, held-to-maturity, at amortized cost	1,005	—	1,005	0.3%	1,152	—	1,152	0.3%
Trading account assets supporting insurance liabilities, at fair value	20,890	—	20,890	6.3%	20,590	—	20,590	6.2%
Other trading account assets, at fair value	1,724	278	1,446	0.4%	1,701	275	1,426	0.4%
Equity securities, available-for-sale, at fair value	8,918	3,603	5,315	1.6%	8,256	3,225	5,031	1.5%
Commercial mortgage and other loans, at book value	37,453	9,714	27,739	8.4%	36,231	9,608	26,623	8.1%
Policy loans, at outstanding balance	11,938	5,077	6,861	2.1%	11,575	5,120	6,455	2.0%
Other long-term investments (1)	8,603	2,174	6,429	1.9%	8,677	2,012	6,665	2.0%
Short-term investments	6,214	1,588	4,626	1.4%	6,385	1,261	5,124	1.6%

Subtotal (2)	399,632	68,594	331,038	100.0%	398,654	67,920	330,734	100.0%

Invested assets of other entities and operations (3)	7,845	—	7,845		6,928	—	6,928

Total investments	407,477	68,594	338,883		405,582	67,920	337,662

Fixed Maturities by Credit Quality (2):

	March 31, 2013					December 31, 2012
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	176,254	18,726	1,243	193,737	85.5%	181,892	15,753	985	196,660	86.0%
2	25,657	2,173	428	27,402	12.1%	25,074	2,029	439	26,664	11.7%

Subtotal - High or Highest Quality Securities	201,911	20,899	1,671	221,139	97.6%	206,966	17,782	1,424	223,324	97.7%

3	3,735	203	127	3,811	1.7%	3,670	128	204	3,594	1.6%
4	1,178	122	64	1,236	0.6%	1,351	100	122	1,329	0.6%
5	316	33	32	317	0.1%	340	20	58	302	0.1%
6	61	14	14	61	0.0%	55	10	17	48	0.0%

Subtotal - Other Securities	5,290	372	237	5,425	2.4%	5,416	258	401	5,273	2.3%

Total	207,201	21,271	1,908	226,564	100.0%	212,382	18,040	1,825	228,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,465	875	32	8,309	26.4%	7,237	811	52	7,996	26.2%
2	17,795	1,822	133	19,484	61.9%	17,350	1,659	217	18,792	61.7%

Subtotal - High or Highest Quality Securities	25,260	2,697	165	27,793	88.3%	24,587	2,470	269	26,788	87.9%

3	2,377	187	19	2,545	8.1%	2,416	173	29	2,560	8.4%
4	686	49	9	725	2.3%	631	33	7	657	2.2%
5	302	10	19	293	0.9%	310	7	16	301	1.0%
6	85	35	—	120	0.4%	131	29	—	160	0.5%

Subtotal - Other Securities	3,450	281	47	3,683	11.7%	3,488	242	52	3,678	12.1%

Total	28,710	2,978	212	31,476	100.0%	28,075	2,712	321	30,466	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our trading operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of trading and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2013 and December 31, 2012, respectively, 119 securities with amortized cost of $1,046 million (fair value $1,104 million) and 104 securities with amortized cost of $793 million (fair value, $847 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	119,074	81.8%	124,710	82.2%
Public, held-to-maturity, at amortized cost	2,873	1.9%	3,116	2.0%
Private, available-for-sale, at fair value	6,460	4.4%	6,252	4.1%
Private, held-to-maturity, at amortized cost	1,005	0.7%	1,152	0.8%
Trading account assets supporting insurance liabilities, at fair value	1,869	1.3%	1,838	1.2%
Other trading account assets, at fair value	1,068	0.7%	1,195	0.8%
Equity securities, available-for-sale, at fair value	2,320	1.6%	2,126	1.4%
Commercial mortgage and other loans, at book value	6,209	4.3%	6,156	4.1%
Policy loans, at outstanding balance	2,461	1.7%	2,665	1.7%
Other long-term investments (2)	2,052	1.4%	2,215	1.5%
Short-term investments	246	0.2%	318	0.2%

Total	145,637	100.0%	151,743	100.0%

	March 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	104,371	56.3%	100,596	56.2%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	23,949	12.9%	22,994	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,021	10.3%	18,752	10.5%
Other trading account assets, at fair value	378	0.2%	231	0.1%
Equity securities, available-for-sale, at fair value	2,995	1.6%	2,905	1.6%
Commercial mortgage and other loans, at book value	21,530	11.6%	20,467	11.4%
Policy loans, at outstanding balance	4,400	2.4%	3,790	2.1%
Other long-term investments (2)	4,377	2.3%	4,450	2.5%
Short-term investments	4,380	2.4%	4,806	2.7%

Total	185,401	100.0%	178,991	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.67%	2,147	53	3.74%	1,841	(14)
Equity securities	5.70%	59	34	5.55%	56	(55)
Commercial mortgage and other loans	4.99%	282	(11)	5.20%	270	3
Policy loans	4.60%	76	—	4.56%	71	—
Short-term investments and cash equivalents	0.19%	8	—	0.26%	8	—
Other investments	4.39%	88	(935)	2.82%	46	(1,313)

Gross investment income before investment expenses	3.66%	2,660	(859)	3.71%	2,292	(1,379)
Investment expenses	-0.13%	(80)	—	-0.12%	(61)	—

Subtotal	3.53%	2,580	(859)	3.59%	2,231	(1,379)

Investment results of other entities and operations (2)		295	39		298	5
Less, investment income related to adjusted operating income reconciling items		(54)			(29)

Total		2,821	(820)		2,500	(1,374)

(1)	Excludes assets of our trading operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of trading operations, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.78%	833	127	2.71%	794	(11)
Equity securities	4.11%	19	30	3.16%	16	(61)
Commercial mortgage and other loans	4.23%	65	2	3.99%	55	4
Policy loans	3.38%	22	—	3.36%	23	—
Short-term investments and cash equivalents	0.15%	1	—	0.17%	1	—
Other investments (2)	5.75%	47	(295)	2.93%	31	(204)

Gross investment income before investment expenses	2.90%	987	(136)	2.74%	920	(272)
Investment expenses	-0.12%	(42)	—	-0.12%	(44)	—

Total	2.78%	945	(136)	2.62%	876	(272)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.61%	1,314	(74)	5.24%	1,047	(3)
Equity securities	6.97%	40	4	7.83%	40	6
Commercial mortgage and other loans	5.28%	217	(13)	5.64%	215	(1)
Policy loans	5.36%	54	—	5.54%	48	—
Short-term investments and cash equivalents	0.20%	7	—	0.28%	7	—
Other investments	3.45%	41	(640)	2.63%	15	(1,109)

Gross investment income before investment expenses	4.33%	1,673	(723)	4.88%	1,372	(1,107)
Investment expenses	-0.14%	(38)	—	-0.13%	(17)	—

Total	4.19%	1,635	(723)	4.75%	1,355	(1,107)

(1)	Excludes assets of our trading operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is (7.6%) for the three months ended March 31, 2013, (2.3)% for the three months ended December 31, 2012, (6.7)% for the three months ended September 30, 2012, 25.4% for the three months ended June 30, 2012, and (11.6)% for the three months ended March 31, 2012.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2013

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 1, 2013

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of May 1, 2013

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.